Exhibit 99.2

INDEPENDENT AUDITOR’S REPORT

To the Members of

Rangeland Energy, LLC

Houston, Texas

We have audited the accompanying consolidated balance sheet of Rangeland Energy, LLC (a development stage enterprise) (the Company) as of December 31, 2011, and the related consolidated statements of operations, members’ equity, and cash flows for the year ended December 31, 2011 and for the period from inception (October 19, 2009) to December 31, 2011. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Rangeland Energy, LLC (a development stage enterprise), as of December 31, 2011, and the consolidated results of its operations and cash flows for the year ended December 31, 2011 and for the period from inception (October 19, 2009) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ Weaver and Tidwell, L.L.P.

WEAVER AND TIDWELL, L.L.P.

Houston, Texas

March 9, 2012

AN INDEPENDENT MEMBER OF BAKER TILLY INTERNATIONAL	WEAVER AND TIDWELL LLP CERTIFIED PUBLIC ACCOUNTANTS AND CONSULTANTS WWW.WEAVERLLP.COM	HOUSTON 24 GREENWAY PLAZA, SUITE 1800, HOUSTON, TX 77046 P: (713) 850 8787 F: (713) 850 1673

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2011

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$8,563,028
Prepaid and other current assets	77,538

Total current assets	8,640,566

NON-CURRENT ASSETS
Property and equipment, net	49,458,357
Intangible assets	669,863

Total non-current assets	50,128,220

TOTAL ASSETS	$58,768,786

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$10,226,985
Accrued liabilities	2,814,547

Total current liabilities	13,041,532

MEMBERS’ EQUITY
Contributed capital	49,534,326
Deficit accumulated during development stage	(3,807,072)

Total members’ equity	45,727,254

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$58,768,786

The Notes to Financial Statements are an integral part of these statements.

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

CONSOLIDATED STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2011 AND PERIOD FROM INCEPTION

(OCTOBER 19, 2009) TO DECEMBER 31, 2011

	Year Ended December 31, 2011	Period from Inception (October 19, 2009) to December 31, 2011
REVENUE	$153,015	$153,015

COST OF SALES	120,741	120,741

Gross profit	32,274	32,274

EXPENSES
Land option cost	—	12,500
Depreciation expense	12,368	19,561
Payroll expense	897,296	1,670,444
Professional fees	344,064	990,289
General and administrative expenses	832,665	1,175,666

Total expenses	2,086,393	3,868,460

OPERATING LOSS	(2,054,119)	(3,836,186)

OTHER INCOME
Interest income	28,590	29,114

NET LOSS	$(2,025,529)	$(3,807,072)

The Notes to Financial Statements are an integral part of these statements.

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

CONSOLIDATED STATEMENTS OF MEMBERS’ EQUITY

PERIOD FROM INCEPTION (OCTOBER 19, 2009) TO DECEMBER 31, 2011

	Contributed Capital	Deficit Accumulated During Development Stage	Total Members’ Equity
BALANCE, October 19, 2009 (inception)	$—	$—	$—
Contributions	2,000,000	—	2,000,000
Distributions—origination fees	(16,885)	—	(16,885)
Net loss	—	(199,181)	(199,181)

BALANCE, December 31, 2009	1,983,115	(199,181)	1,783,934
Contributions	2,650,000	—	2,650,000
Distributions—origination fees	(22,372)	—	(22,372)
Net loss	—	(1,582,362)	(1,582,362)

BALANCE, December 31, 2010	4,610,743	(1,781,543)	2,829,200
Contributions	45,300,000	—	45,300,000
Distributions—origination fees	(376,417)	—	(376,417)
Net loss	—	(2,025,529)	(2,025,529)

BALANCE, December 31, 2011	$49,534,326	$(3,807,072)	$45,727,254

The Notes to Financial Statements are an integral part of these statements.

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEAR ENDED DECEMBER 31, 2011 AND PERIOD FROM INCEPTION

(OCTOBER 19, 2009) TO DECEMBER 31, 2011

	Year Ended December 31, 2011	Period from Inception (October 19, 2009) to December 31, 2011
CASH FLOWS FROM OPERATING ACTIVITIES	$(2,025,529)	$(3,807,072)
Net loss
Adjustments to reconcile net loss to net cash (used in) provided by operating activities
Depreciation expense	12,368	19,561
Change in operating assets and liabilities
Prepaid and other current assets	355	(77,538)
Accounts payable and accrued liabilities	(39,602)	13,041,532

Net cash (used in) provided by operating activities	(2,052,408)	9,176,483

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(36,455,770)	(49,477,918)
Acquisition of easements and rights of way	(669,863)	(669,863)

Net cash used in investing activities	(37,125,633)	(50,147,781)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions	45,300,000	49,950,000
Distributions—origination fees	(376,417)	(415,674)

Net cash provided by financing activities	44,923,583	49,534,326

Net change in cash	5,745,542	8,563,028
CASH, beginning of period	2,817,486	—

CASH, end of period	$8,563,028	$8,563,028

NONCASH INVESTING AND FINANCING ACTIVITIES
Capital expenditures accrued in accounts payable and accrued liabilities	$12,980,089

The Notes to Financial Statements are an integral part of these statements.

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.    ORGANIZATION AND BUSINESS OPERATIONS

Rangeland Energy, LLC (the Company) is a Delaware limited liability company formed on October 19, 2009 to acquire, build, own and operate midstream assets in the continental United States, in accordance with its formation agreement and unit purchase agreement (collectively, Formation Agreements). On August 2, 2011, these Formation Agreements were amended to include additional investors (affiliate entities of an existing investor, EnCap Energy Infrastructure Fund, L.P.) and increase the commitment amount of the investors. The Company is owned by EnCap Energy Infrastructure Fund, L.P. and affiliates (98.0%) and KVB Energy, LLC (2.0%) (Management Member) (collectively, the “Investor Group” or “Members”). Management Member manages the Company on behalf of the other members. A five-member Board of Managers governs the actions of the Company. Under the terms of the amended Formation Agreements, the Investor Group has committed to contribute up to $115,000,000 to the Company. Of this commitment amount, the Investor Group had contributed $49,950,000 through December 31, 2011.

The Company is a development stage enterprise as defined by the Accounting Standards Codification (ASC) Topic 915, Development Stage Entities. The Company has been in the development stage since inception (October 19, 2009). As of December 31, 2011, the Company has received all necessary permits and approvals to build, own and operate its initial project, a 21-mile pipeline, crude oil loading terminal and storage facility located in Williams County, North Dakota. In addition, the Company has put in place three commercial contracts to commercialize the project and has begun constructing the assets with a scheduled completion date of May 2012. As of December 31, 2011, the Company has yet to commence commercial operations or generate significant revenues from planned, principal operations. The Company’s primary activities since inception have been devoted to raising capital, obtaining permits, acquiring land, constructing assets and incurring costs related to professional services and administrative functions, which have resulted in cumulative net losses from inception (October 19, 2009) to December 31, 2011 totaling $3,807,072.

NOTE 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

The consolidated financial statements include the accounts of the Company’s two wholly owned subsidiaries: Rangeland Pipeline, LLC and Rangeland Terminals, LLC. All intercompany transactions are eliminated in consolidation.

Cash and Cash Equivalents

The Company considers all highly liquid instruments with an original maturity of three months or less at the time of issuance to be cash equivalents. At December 31, 2011, the Company’s cash balance totaled $8,563,028.

The Company did not pay taxes or interest from the period of inception (October 19, 2009) to December 31, 2011 that would require disclosure as supplemental items to the consolidated statements of cash flows.

Fair Value of Financial Instruments

The carrying value of cash and accounts payable approximates their fair value due to the short maturity of these instruments.

Advertising

The Company expenses advertising costs as incurred and such costs are included in general and administrative expenses. Advertising costs totaled $28,387 and $41,546 for the year ended December 31, 2011 and for the period from inception (October 19, 2009) to December 31, 2011, respectively.

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Income Taxes

The Company is organized as a Delaware Limited Liability Company and is treated as a flow-through entity for income tax purposes. As a result, the net taxable income of the Company and any related tax credits, for federal income tax purposes, are deemed to pass to the Members of the Company even though such net taxable income or tax credits may not have actually been distributed. Accordingly, no tax provision has been made in the consolidated financial statements of the Company since the income tax is an obligation of the Members.

On October 19, 2009, the Company implemented the provisions of ASC Topic 740, Income Taxes, relating to accounting for uncertainties in income taxes. ASC Topic 740 requires that the Company recognize in its consolidated financial statements the financial effects of a tax position, if that position is more likely than not of being sustained upon examination, including resolution of any appeals or litigation processes, based upon the technical merits of the position. Management has reviewed the tax positions taken related to the Company’s tax classification and filing status, and is of the opinion that material positions taken would more likely than not be sustained upon examination.

In 2006, the State of Texas enacted the Texas Margin Tax Bill effective January 1, 2007 for the tax year ended December 31, 2007. For the year ended December 31, 2011, the Company did not meet the minimum threshold and, therefore, has no Texas Margin Tax liability.

Property and Equipment

Property, plant and equipment are carried at cost less accumulated depreciation. The assets are not depreciated until they are placed into service. The cost basis of constructed assets includes materials, labor and other direct costs, such as engineering and construction management services. Major improvements or betterments are capitalized, while repairs that do not improve or extend the life of the respective assets are expensed as incurred. Depreciation is provided for using the straight-line method until the asset equals estimated salvage value. The useful life used in computing depreciation for furniture and office equipment and leasehold improvements is five years.

Capitalized costs are evaluated for impairment based on an analysis of undiscounted future net cash flows in accordance with ASC Topic 360, Property, Plant and Equipment. If impairment exists, the asset is written down to its estimated fair value based on expected future discounted cash flows. No impairment was recorded for the year ended December 31, 2011 or for the period from inception (October 19, 2009) to December 31, 2011.

Use of Estimates

The preparation of the Company’s consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets, liabilities, expenses and disclosure of contingent assets and liabilities at the date of the consolidated financial statements. These estimates involve judgments with respect to numerous factors that are difficult to predict and are beyond management’s control. Actual results could differ from these estimates.

Intangible Assets

Intangible assets are comprised of easements and rights of way obtained for the installation and operation of the pipeline. Intangible assets that have finite useful lives are amortized over their estimated useful lives.

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

During 2011, the Company capitalized $669,863 related to the costs of obtaining easements and rights of way for the pipeline. Amortization of these costs will begin when the pipeline is placed in service and will be amortized over the estimated useful life of the pipeline. The estimated aggregate amortization expense is estimated to be $22,329 in 2012 and $33,493 for each of the years 2013 – 2016.

Accrued Liabilities

Accrued liabilities consist primarily of retained amounts owed to contractors in connection with the construction of the pipeline and terminal assets, which become due and payable upon completion of the construction.

Concentration Risk

All operations and efforts of the Company are focused in the oil and gas industry and are subject to the related risks of the industry. The Company’s pipeline and terminal assets and all related operations are located in Williams County, North Dakota. Demand for the Company’s products and services may be influenced by various regional and global factors and may impact the value of the projects the Company is developing.

NOTE 3.    EQUITY-BASED COMPENSATION

ASC Topic 718, Compensation—Stock Compensation, addresses the accounting for share-based payment transactions in which a company receives goods or services in exchange for: (a) equity instruments of the Company, or (b) liabilities that are based on the fair value of the Company’s equity instruments or that may be settled by the issuance of such equity instruments. ASC Topic 718 focuses primarily on accounting for transactions in which a company obtains employee services in share-based payment transactions. ASC Topic 718 generally requires that such transactions be accounted for using a fair value based method.

The Company was required to implement the provisions of ASC Topic 718 when the Board of Managers issued to certain key employees of Management Member, certain management incentive units (MIU’s), entitling such persons to contractual distributions of profits of the Company if certain targeted investment returns are achieved. The MIU’s will be accounted for according to the requirements of ASC Topic 718 due to the payouts being consistent with equity ownership of the Company based on the substantive terms of the instruments. A total of 1,000 MIU’s are authorized by the Formation Agreements and do not have an exercise price. Under the terms of the original Formation Agreements, the payout schedule was as follows:

Payout No. 1:	Holders of MIU’s have the right to receive 10.0% of distributions from the Company after Investor Payout No. 1 but prior to Investor Payout No. 2;

Payout No. 2:	Holders of MIU’s have the right to receive 15.0% of distributions from the Company after Investor Payout No. 2 but prior to Investor Payout No. 3;

Payout No. 3:	Holders of MIU’s have the right to receive 20.0% of distributions from the Company after Investor Payout No. 3 but prior to Investor Payout No. 4;

Payout No. 4:	Holders of MIU’s have the right to receive 23.0% of distributions from the Company after Investor Payout No. 4.

On August 2, 2011, the formation agreements were amended as described herein. If Management Member has funded all equity contributions with cash, the payout schedule shall be as stated above under the original

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Formation Agreements. However, if Management Member funds any equity contributions by a promissory note from the Company, the payout schedule shall be as follows:

Payout No. 1:	Holders of MIU’s have the right to receive 9.0% of distributions from the Company after Investor Payout No. 1 but prior to Investor Payout No. 2;

Payout No. 2:	Holders of MIU’s have the right to receive 14.0% of distributions from the Company after Investor Payout No. 2 but prior to Investor Payout No. 3;

Payout No. 3:	Holders of MIU’s have the right to receive 19.0% of distributions from the Company after Investor Payout No. 3 but prior to Investor Payout No. 4;

Payout No. 4:	Holders of MIU’s have the right to receive 22.0% of distributions from the Company after Investor Payout No. 4.

MIU’s represent non-voting equity interests and do not entitle the holders to voting rights. One thousand MIU’s have been issued during the period from inception (October 19, 2009) to December 31, 2011 and remain outstanding at December 31, 2011.

The members’ equity accounts will be adjusted for distributions paid to the members and additional capital contributions that are made by the members. All revenues, costs and expenses of the Company are allocated to the members in accordance with the Formation Agreements.

Members holding MIU’s shall be subject in all respects to the Formation Agreements, including provisions relating to the distribution of such profits, information rights with respect to the Company, and competition and confidentiality.

Based on the relevant terms that define the MIU’s, these instruments are treated as an equity ownership interest of the Company, with no value attributed and no expense recognized. Similar instruments that qualify as equity-based compensation instruments (such as stock options and restricted stock) with similar performance metrics are considered performance vested instruments with no expense recognized until the Company’s achievement of such metrics are deemed “probable,” as defined by ASC Topic 718.

Given the aggressive metrics set forth by the Formation Agreements and the short history of the Company as well as the practical scenarios under which similar instruments are typically realized by similar companies (units typically do not have value until a major asset liquidation event occurs, which cannot be deemed “probable” under ASC Topic 718 until it has occurred), the realization of these units is not probable at inception.

NOTE 4.    PROPERTY AND EQUIPMENT

Property and equipment is comprised of the following at December 31, 2011:

2011
Furniture and office equipment	$73,232
Leasehold improvements	4,213
Accumulated depreciation	(19,561)

57,884

Construction work in progress	48,151,301
Land	1,249,172

Property, plant and equipment, net	$49,458,357

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Depreciation expense totaled $12,368 and $19,561 for the year ended December 31, 2011 and for the period from inception (October 19, 2009) to December 31, 2011, respectively.

NOTE 5.    RELATED PARTY TRANSACTIONS

Transactions between related parties are considered to be related party transactions even though they may not be given accounting recognition. ASC Topic 850, Related Party Transactions, requires that transactions with related parties that would make a difference in decision making shall be disclosed so that users of the financial statements can evaluate their significance.

Related party transactions typically occur within the context of the following relationships:

•	Affiliates of the entity;

•	Entities for which investments in their equity securities is typically accounted for under the equity method by the investing entity;

•	Trusts for the benefit of employees;

•	Principal owners of the entity and members of their immediate families; Management of the entity and members of their immediate families;

•

Other parties with which the entity may deal if one party controls or can significantly influence the management or operating policies of the other to the extent that one of the transacting parties might be prevented from fully pursuing its own separate interests;

•

Other parties that can significantly influence the management or operating policies of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

EnCap Energy Infrastructure Fund, L.P. and KVB Energy, LLC are considered related parties under ASC Topic 850.

In accordance with the Formation Agreements, the Company pays a 2% origination fee to EnCap Energy Infrastructure Fund, L.P. for each capital contribution received from EnCap Energy Infrastructure Fund, L.P. For the year ended December 31, 2011 and for the period from inception (October 19, 2009) to December 31, 2011, such fees totaled $752,834 and $831,348, respectively, which are recorded 50% as a distribution and 50% as a financing fee as indicated in the Formation Agreements.

The Company employs three members of KVB Energy, LLC in management positions. For the year ended December 31, 2011 and for the period from inception (October 19, 2009) to December 31, 2011, the Company made payments totaling $873,346 and $1,656,902, respectively to these members as compensation for services and reimbursement of expenses, included in payroll and general and administrative expenses on the statement of operations.

NOTE 6.    COMMITMENTS AND CONTINGENCIES

Commitments

The Company leases office space under a non-cancelable operating agreement with a third party. At December 31, 2011, future minimum annual rental commitments under this lease are $64,900 for 2012, $64,900 for 2013, $68,342 for 2014, $70,800 for 2015, and $29,500 thereafter for a total commitment of $298,442. Rental

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

expense under this operating lease for the year ended December 31, 2011 and for the period from inception (October 19, 2009) to December 31, 2011 totaled $30,522 and $59,727, respectively.

Contingencies

In the course of its business affairs and operations, the Company is subject to possible loss contingencies arising from federal, state and local environmental, health and safety laws and regulations and third party litigation. There are no matters which, in the opinion of management, will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

NOTE 7.    MEMBERS’ EQUITY ACCOUNTS

Under the terms of the Formation Agreements, the Board of Managers determines capital contribution requests, which are based on the Members’ commitment interest during that period of time, as defined by the Formation Agreements. Cash earnings on profits and any items in nature of income or gain will be applied to the Members’ capital accounts in accordance with their earnings interest, as defined by the Formation Agreements.

The Company has three classes of members’ equity, including Members’ Equity, consisting of Class A and Class B units, and MIU’s, comprised of Class C units. Members’ Equity has all the rights, privileges, preferences and obligations provided for in the Formation Agreements, which are consistent with an ordinary equity ownership interest. MIU’s do not have voting rights. As of December 31, 2011, there were 499,500 Members’ Equity units and 1,000 MIU’s issued and outstanding, out of a total 1,150,000 Members’ Equity units and 1,000 MIU’s authorized.

MIU’s will be entitled to share in distributions and allocations if and to the extent the base return, and to the extent applicable, the Payout No. 1, Payout No. 2, Payout No. 3 and Payout No. 4 thresholds have been met as described further in Note 3.

NOTE 8.    RECENTLY ISSUED PRONOUNCEMENTS

In September 2011, the Financial Accounting Standards Board (FASB) issued an update to amend ASC 350, Intangibles—Goodwill and Other, to allow entities an option to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. Under that option, an entity no longer would be required to calculate the fair value of a reporting unit unless the entity determines, based on that qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amendments in this update are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011 and early adoption is permitted. The Company adopted this policy on January 1, 2012 and does not expect a material impact on the consolidated financial statements.

NOTE 9.    EMPLOYEE BENEFIT PLAN

The Company provides an employer-sponsored defined contribution 401(k) plan for its employees. Under the terms of the plan agreement, the Company makes a Safe Harbor non-elective contribution to each individual employee in an amount equal to three percent of the employee’s compensation for the plan year. In addition, employer profit-sharing contributions to the plan are discretionary. The Company made Safe Harbor contributions to the plan in the amount of $19,242 for the year ended December 31, 2011 and for the period from inception (October 19, 2009) to December 31, 2011 which are included in payroll expense. Since the Company’s inception (October 19, 2009), there have been no additional discretionary employer contributions to the plan.

RANGELAND ENERGY, LLC

(A DEVELOPMENT STAGE ENTERPRISE)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE 10.    SUBSEQUENT EVENTS

The Company has evaluated subsequent events for potential recognition and/or disclosure through March 9, 2012, the date the consolidated financial statements were available to be issued, and determined that no events warrant disclosure, other than the following:

In January 2012, the Board of Managers executed a capital contribution request in the amount of $20,000,000. In accordance with the Formation Agreements, 98% was funded by EnCap Energy Infrastructure Fund, L.P. and affiliates, and 2% was funded by KVB Energy, LLC.

On January 3, 2012, the Company entered into a credit agreement with Amegy Bank for a $25,000,000 term loan and $5,000,000 letter of credit. On March 7, 2012, the Company drew $10,000,000 on the term loan. The loan matures five years after commencement of commercial operations of the pipeline and terminal.